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                                                                    Exhibit 32.2

                           SECTION 1350 CERTIFICATION

I, Robert Birnbach, Executive Vice President and Chief Financial Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

-- The Annual Report on Form 10-K/A of the Company for the period ending June 30, 2003 (the "Annual Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

-- The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 3, 2003

                                          /s/ Robert Birnbach
                                          Robert Birnbach
                                          Executive Vice President and Chief
                                            Financial Officer